PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated May 6, 2022
to Prospectuses and Updating Summary Prospectuses dated May 1, 2022

This Supplement should be read in conjunction with the current Prospectus and/or Updating Summary Prospectus (the “Prospectus(es)”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to Portfolios of the Advanced Series Trust available through your Annuity and updates other information in the Prospectus for your Annuity. Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

AST T. Rowe Price Large-Cap Growth Portfolio - Portfolio Name Change and Subadviser Additions:
Effective on or about June 13, 2022 (the "Effective Date"), contingent on shareholder approval of the mergers listed below under “AST Portfolios – Mergers”, all references to AST T. Rowe Price Large-Cap Growth Portfolio will be changed as follows:

Current Portfolio Name	New Portfolio Name
AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Growth Portfolio
Additionally, on the Effective Date, Clearbridge Investments, LLC, Jennison Associates LLC and Massachusetts Financial Services Company will be added as subadvisers to the Portfolio.
AST Portfolios – Mergers:
Subject to shareholder approval, effective on or about June 13, 2022 (the “Effective Date”), the following Target Portfolios will be merged into the following Acquiring Portfolios, as noted below. As of the Effective Date, all references to the Target Portfolios will be replaced with the corresponding Acquiring Portfolio, respectively.

Target Portfolios	Acquiring Portfolios
AST Jennison Large-Cap Growth Portfolio AST Loomis Sayles Large-Cap Growth Portfolio AST MFS Growth Portfolio	AST Large-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST Small-Cap Value Portfolio
For each of the mergers listed above, on the Effective Date, the Target Portfolio will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in each of the Target Portfolios will be transferred to the Sub-account investing in the corresponding Acquiring Portfolio, as noted above. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value of the units of the Sub-account invested in the Target Portfolio immediately prior to the merger.
Please note that you may transfer Account Value out of your Target Portfolio into an investment option available under your Annuity contract any time prior to the Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to your Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment
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option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.
After the Effective Date, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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